Exhibit 10.1

OMNIBUS ASSIGNMENT AND ASSUMPTION AGREEMENT

(PERKINELMER)

This Omnibus Assignment and Assumption Agreement (herein, this “Agreement”) is entered into as of the date set forth on the signature pages hereof, and effective as of the Effective Date (as defined below), by and among (i) ABN AMRO Bank N.V. (“ABN”), (ii) Windmill Funding Corporation (the “Conduit”), (iii) the parties set forth on Schedule I hereto (collectively, the “Client”, and together with ABN and the Conduit, the “Transaction Parties”), (iv) The Royal Bank of Scotland plc (the “New Bank”) and (v) The Royal Bank of Scotland plc, as successor Agent and Program Agent (the “Successor Agent”).

PRELIMINARY STATEMENTS

A. The Transaction Parties are parties to the Funding Agreement (as defined in Schedule II hereto) and each of the other agreements and instruments listed on Schedule II hereto, as amended and supplemented through the Effective Date (as defined below) hereof (the “Transaction Documents”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Transaction Documents.

. The Royal Bank of Scotland Group, plc, as part of a consortium, recently acquired certain businesses of ABN AMRO Holdings, N.V. (including, without limitation, certain businesses of ABN). The two parties are in the process of obtaining the necessary consents and approvals to effectuate the acquisition. In addition to the transfers being made hereunder, on the Effective Date (as defined in Section 6.1 below), The Royal Bank of Scotland plc will be appointed as Administrator for Windmill Funding Corporation.

C. Pursuant to this Agreement,

(i) ABN (in its capacity as the departing Committed Purchaser and Liquidity Provider, the “Departing Bank”) wishes to assign all of its rights and obligations under the Transaction Documents as Committed Purchaser and Liquidity Provider and New Bank wishes to accept such assignment and assumes all of the duties of ABN thereunder, and

(ii) ABN (in its capacity as the departing Agent and Program Agent, the “Departing Agent”) wishes to resign in its capacity as Agent and Program Agent under, and as defined in, the Transaction Documents, and the Successor Agent wishes to accept its appointment and agree to act in the capacity of Agent and Program Agent under the Transaction Documents.

PerkinElmer Omnibus Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. ASSIGNMENT OF COMMITMENT FROM DEPARTING BANK TO NEW BANK.

1.1. The Departing Bank hereby agrees to sell and assign, on the Effective Date, all of its Commitment under the Funding Agreement. Except for the representations and warranties set forth herein, the assignment by the Departing Bank shall be made without any representation, warranty or recourse. New Bank hereby agrees to purchase and assume, on the Effective Date, 100% of the Departing Bank’s Commitment under the Funding Agreement. It is understood and agreed that New Bank may, at its option, perform any or all of its obligations under the Transaction Documents at the branch, agency, office or affiliate specified herein or at such other of its branches, agencies, offices or affiliates located in the United States as it may from time to time elect.

1.2. On the Effective Date, (i) the Departing Bank shall cease to be Committed Purchaser and Liquidity Provider under the Funding Agreement, (ii) the New Bank shall have the rights and obligations of the Departing Bank as Committed Purchaser and Liquidity Provider thereunder subject to the terms and conditions hereof and thereof and (iii) the Departing Bank shall have relinquished its rights (other than rights to indemnification and reimbursements referred to in the Transaction Documents that survive the assignment by the Departing Bank of its Commitment in accordance with their terms) and be released from its obligations under each of the Transaction Documents (except as provided herein). From and after the Effective Date, all payments due to the Departing Bank as Committed Purchaser and Liquidity Provider under the Transaction Documents shall be due to the New Bank and shall be remitted to the New Bank at the account specified on Schedule IV hereto. To the extent the New Bank receives any amounts due to the Departing Bank for obligations fulfilled prior to the Effective Date, the New Bank or Successor Agent, as applicable, shall be responsible for remitting any such amounts to the Departing Bank.

SECTION 2. RESIGNATION OF DEPARTING AGENT AS AGENT AND PROGRAM AGENT AND APPOINTMENT OF SUCCESSOR AGENT.

2.1. Except as provided in Section 5.2, the Departing Agent resigns on the Effective Date as Agent and Program Agent under the Transaction Documents. Each relevant Transaction Party hereby appoints as of the Effective Date, the Successor Agent as the successor Agent and Program Agent for all purposes of the Transaction Documents, and hereby authorizes the Successor Agent to take any and all action as Agent and Program Agent and to exercise such powers under the Transaction Documents as are delegated to the Agent and Program Agent by the terms thereof, together with such powers as are reasonably incidental thereto. It is understood and agreed that Successor Agent may, at is option, perform any or all of its obligations under the Transaction Documents at the branch, agency, office or affiliate specified herein or at such other of its branches, agencies, offices or affiliates located in the United States as it may from time to time elect.

2.2. Except as provided in Section 5.2, on the Effective Date, (i) the Departing Agent shall cease to be Agent and Program Agent under the Transaction Documents, (ii) the Successor Agent shall have the rights and obligations of the Departing Agent as Agent and Program Agent

PerkinElmer Omnibus Agreement

thereunder subject to the terms and conditions hereof and thereof and (iii) the Departing Agent shall have relinquished its rights (other than rights to indemnification and reimbursements referred to in the Transaction Documents that survive the assignment by the Departing Agent of its role as Agent and Program Agent in accordance with their terms) and be released from its obligations under each of the Transaction Documents (except as provided herein). From and after the Effective Date, all payments due to the Departing Agent as Agent and Program Agent under the Transaction Documents shall be due to the Successor Agent and shall be remitted to the Successor Agent at the account specified on Schedule III hereto. To the extent the Successor Agent receives any amounts due to the Departing Agent for services performed prior to the Effective Date, the Successor Agent shall be responsible for remitting any such amounts to the Departing Agent.

SECTION 3. REFERENCES TO DEPARTING BANK AND DEPARTING AGENT.

3.1. Each reference to ABN AMRO Bank N.V. in the Transaction Documents, in its capacity as Agent and Program Agent shall be deemed to be a reference to the Successor Agent in such capacity. All notices to be given to the Successor Agent as Agent and Program Agent under the Transaction Documents shall be sent in accordance with the notice information set forth on Schedule III hereof. All payments to be made to the Successor Agent as Agent and Program Agent under the Transaction Documents shall be made at the payment office, and in accordance with the payment information, set forth on Schedule III hereof.

3.2. Each reference to ABN AMRO Bank N.V. in the Transaction Documents, in its capacity as Committed Purchaser and Liquidity Provider shall be deemed to be a reference to the New Bank in such capacity. All notices to be given to the New Bank as Committed Purchaser and Liquidity Provider under the Transaction Documents shall be sent in accordance with the notice information set forth on Schedule IV hereof. All payments to be made to the New Bank as Committed Purchaser and Liquidity Provider under the Transaction Documents shall be made at the payment office, and in accordance with the payment information, set forth on Schedule IV hereof.

SECTION 4. REPRESENTATIONS.

4.1. Each of the parties hereto represents and warrants that it has the full power and authority to execute and deliver this Agreement and that this Agreement represents the valid and binding obligation of such party, enforceable in accordance with its terms.

4.2. Each of the Successor Agent and the New Bank hereby confirms that it has received a copy of the Transaction Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under or in connection with the Transaction Documents. Each of the Successor Agent and the New Bank acknowledges and agrees that it has made and will continue to make, independently and without reliance upon any other person and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Funding Agreement and the other Transaction Documents. Each of the Successor Agent and the New Bank further acknowledges and agrees that no person acting as

PerkinElmer Omnibus Agreement

agent on behalf of any purchaser or lender or as an agent with respect to any collateral or otherwise under or in connection with any of the Transaction Documents has made any representations or warranties about the credit worthiness of any party to any Transaction Document or with respect to the legality, validity, sufficiency or enforceability of the Funding Agreement or any other Transaction Document or the value of any security therefore.

SECTION 5. FURTHER ASSURANCES.

5.1. Each of the parties hereto agrees to execute and deliver all instruments and documents (including without limitation UCC financing statements and assignments and amendments thereto and account control agreements with respect to deposit accounts in which the Departing Agent has been granted a security interest under or in connection with the Transaction Documents) and take all action necessary or reasonably requested by the Successor Agent and the New Bank to evidence or effect the transfer and assignments provided for herein, including, without limitation, any actions required to vest and maintain vested in the Successor Agent and the New Bank a valid, first priority perfected security interest in collateral, in each case to the extent and in the manner provided, in the Transaction Documents.

5.2. Each of the Transaction Parties acknowledges that the Departing Bank and Departing Agent are assigning all of their rights and obligations to the New Bank and Successor Agent respectively. The Transaction Parties also acknowledge that certain supplemental documentation that may be required to maintain the perfection, priority or enforceability of any security interest in certain collateral provided under the Transaction Documents may require the written consent of Persons who are not a party to this agreement. To the extent such consents are not obtained on or before the Effective Date, the Successor Agent hereby appoints the Departing Agent as its subagent with respect thereto and the Departing Agent (as subagent for the benefit of the Successor Agent and New Bank) shall remain as agent with respect to such collateral and documents until such time that documentation relating thereto shall be effective. While acting in such capacity, the Departing Agent shall have all the protections and indemnities available to any other person designated as an agent in any Transaction Document.

SECTION 6. EFFECTIVE DATE.

6.1. The assignment and assumption, resignation and appointment provided for in this Agreement shall be effective at the later of 12:01 a.m. on October 1,2008 and the date which the Successor Agent provides notice described in Section 6.3 hereof upon satisfaction or waiver of the following conditions precedent (the “Effective Date”):

(i) Successor Agent shall have, on or before such date, been appointed as Administrator for Windmill Funding Corporation;

(ii) Each of the parties listed on the signature pages hereto shall have executed and delivered this Agreement; and

PerkinElmer Omnibus Agreement

(iii) Except as provided in Section 5.2, each of the New Bank and the Successor Agent shall have obtained all consents and ratings affirmations that it deems necessary or desirable to effect the transactions contemplated hereby and its performance under the Transaction Documents.

6.2. To the extent required under the Transaction Documents, each of the undersigned Transaction Parties consents and agrees to the assignment, assumption and appointments provided for herein, acknowledges and agrees that the conditions precedent to such assignment, assumption and appointments have been fulfilled to its satisfaction, and hereby waives any and all other notices, consent or other conditions to the effectiveness thereof.

6.3. Prior to the Effective Date, this Agreement shall not affect or modify the rights or obligations of ABN in any capacity under any Transaction Document. The Successor Agent shall promptly provide the parties hereto with electronic notice (which may be given by email notification) of the actual Effective Date. Delivery of such electronic notice shall be deemed to be confirmation that the conditions precedent set forth in Section 6.1 hereof have been satisfied or waived by the Successor Agent and the New Bank.

SECTION 7. MISCELLANEOUS.

7.1. Reference to this specific Agreement need not be made in any of the Transaction Documents, or any other instrument or document executed in connection therewith.

7.2. Each of the parties hereto hereby acknowledges and agrees that the security interests and liens created and provided for in the Transaction Documents continue in full force and effect.

7.3. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (without regard to principles of conflicts of laws).

This Omnibus Assignment and Assumption Agreement is entered into as of the date on which all parties hereto have executed this Agreement.

(SIGNATURE PAGES TO FOLLOW)

PerkinElmer Omnibus Agreement

ABN AMRO BANK N.V.

By	/s/ Thomas J. Educate
Name:	Thomas J. Educate
Title:	Managing Director

By	/s/ Bernard Koh
Name:	Bernard Koh
Title:	Managing Director

, 2008

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SUCCESSOR AGENT:

THE ROYAL BANK OF SCOTLAND PLC

BY:	GREENWICH CAPITAL MARKETS, INC., as agent

By:	/s/ Michael Zappaterrini
Name:	Michael Zappaterrini
Title:	Managing Director

NEW BANK:

THE ROYAL BANK OF SCOTLAND PLC

BY:	GREENWICH CAPITAL MARKETS, INC., as agent

By:	/s/ Michael Zappaterrini
Name:	Michael Zappaterrini
Title:	Managing Director

WINDMILL FUNDING CORPORATION

By	/s/ Jill Gordon
Name:	Jill Gordon
Title:	Vice President

, 2008

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PERKINELMER RECEIVABLES COMPANY

By	/s/ John L. Healy
Name:	John L. Healy
Title:	President

, 2008

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PERKINELMER, INC.

By	/s/ John L. Healy
Name:	John L. Healy
Title:	Vice President

, 2008

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PERKINELMER HOLDINGS, INC.

By	/s/ John L. Healy
Name:	John L. Healy
Title:	President

, 2008

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PERKINELMER LAS INC. (formerly known as PerkinElmer Life Sciences, Inc.)

By	/s/ John L. Healy
Name:	John L. Healy
Title:	Vice President

, 2008

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PERKINELMER OPTOELECTRONICS NC, INC.

By	/s/ John L. Healy
Name:	John L. Healy
Title:	Vice President

, 2008

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PERKINELMER CANADA, INC.

By	/s/ John L. Healy
Name:	John L. Healy
Title:	Assistant Secretary

, 2008

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GUARANTOR ACKNOWLEDGMENT AND CONSENT

The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty described on Schedule II to the Omnibus Assignment and Assumption Agreement as set forth above and hereby consents to such Omnibus Assignment and Assumption Agreement and confirms that such Limited Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect and inure to the benefit of the New Bank and Successor Agent as of the Effective Date.

PERKINELMER, INC.

By	/s/ John L. Healy
Name:	John L. Healy
Title:	Vice President

, 2008

PerkinElmer Omnibus Agreement

SCHEDULE I

TRANSACTION PARTIES

PerkinElmer Receivables Company

PerkinElmer, Inc.

PerkinElmer Holdings, Inc.

PerkinElmer LAS Inc. (formerly known as PerkinElmer Life Sciences, Inc.)

PerkinElmer Optoelectronics NC, Inc.

PerkinElmer Canada, Inc.

PerkinElmer Omnibus Agreement

SCHEDULE II

TRANSACTION DOCUMENTS

1.	Purchase and Sale Agreement, dated as of December 21, 2001, by and among PerkinElmer, Inc., PerkinElmer Holdings, Inc., PerkinElmer LAS, Inc. (formerly PerkinElmer Life Sciences, Inc.), PerkinElmer Optoelectronics NC, Inc., PerkinElmer Optoelectronics SC, Inc. and PerkinElmer Canada, Inc., as Originators and PerkinElmer Receivables Company, as Buyer.

2.	Receivables Sale Agreement, dated as of December 21, 2001, by and among PerkinElmer Receivables Company, as the Seller, PerkinElmer, Inc., as the Initial Collection Agent, ABN AMRO Bank N.V., as the Agent, the Committed Purchasers from time to time party thereto and Windmill Funding Corporation (the “Funding Agreement”).

3.	Amended and Restated Windmill Transfer Agreement, dated as of April 30, 2004, by and among ABN AMRO Bank N.V., as the Windmill Agent, ABN AMRO Bank, N.V., as a Liquidity Provider, the other persons who become Liquidity Providers thereunder and Windmill Funding Corporation.

4.	Fee Letter, dated as of December 21, 2001, among PerkinElmer Receivables Company and ABN AMRO Bank, N.V., as the Agent and as the Enhancer.

5.	Lock Box Letters:

(a)	Lockbox Letter relating to lock-box numbers 404861, 404890 and 404969, dated as of February 22, 2007, among PerkinElmer, Inc., PerkinElmer Receivables Company, ABN AMRO Bank N.V. and Bank of America N.A.

(b)	Lockbox Letter relating to lock-box numbers 404870 and 404885, dated as of February 22, 2007, among PerkinElmer Holdings, Inc., PerkinElmer Receivables Company, ABN AMRO Bank N.V. and Bank of America N.A.

(c)	Lockbox Letter relating to lock-box number 013633, dated as of February 22, 2007, among PerkinElmer LAS. Inc., PerkinElmer Receivables Company, ABN AMRO Bank N.V. and Bank of America N.A.

(d)	Lockbox Letter relating to lock-box number 013685, dated as of February 22, 2007, among PerkinElmer Optoelectronics NC, Inc., PerkinElmer Receivables Company, ABN AMRO Bank N.V. and Bank of America N.A.

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(e)	Lockbox Letter relating to account number 442-637-2596, dated as of February 22, 2007, among PerkinElmer Receivables Company, ABN AMRO Bank N.V. and Bank of America N.A.

6.	Limited Guaranty, dated as of December 21, 2001, executed by PerkinElmer, Inc.

7.	All other agreements, instruments, guaranties, letters and other documents amending, supplementing, related to or entered into in connection with the foregoing.

PerkinElmer Omnibus Agreement

SCHEDULE III

If to the Successor Agent:

Notice Address:

The Royal Bank of Scotland plc

c/o ABN AMRO Bank N.V.

Conduit Securitization

540 W. Madison St.

Mail Code: C540/2721

Chicago, Illinois 60661

Telephone: (312) 338-3491

Fax: (312) 338-0140

Attention: Agent - Windmill Funding Corporation

Payment Instructions:

ABN AMRO Bank N.V.

New York, New York

c/o ABN AMRO Bank N.V.

540 W. Madison St.

Mail Code: C540/2131

Chicago, Illinois 60661

ABA No: 026 0095 80

Swift Code: ABNAUS33

Acct Name: Windmill Funding Corporation

Acct. No: 451118894850

Ref:        [Client Name]

SCHEDULE IV

If to the New Bank:

Notice Address:

The Royal Bank of Scotland plc

c/o ABN AMRO Bank N.V.

Conduit Securitization

540 W. Madison St.

Mail Code: C540/2721

Chicago, Illinois 60661

Telephone: (312) 338-3491

Fax: (312) 338-0140

Attention: Agent - Windmill Funding Corporation

Payment Instructions:

ABN AMRO Bank N.V.

New York, New York

c/o ABN AMRO Bank N.V.

540 W. Madison St.

Mail Code: C540/2131

Chicago, Illinois 60661

ABA No: 026009580

Swift Code: ABNAUS33

Acct Name: Windmill Funding Corporation

Acct. No: 451118894850

Ref:        [Client Name]